                                                  1ST State Bancorp, Inc.
                                                   Stock Order Form
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                                          1ST STATE BANK     EXPIRATION DATE FOR
                                      445 South Main Street   STOCK ORDER FORMS:
                                        Burlington, NC 27215  ___________, 1999
                                            (336) -          12:00 Noon, Eastern
                                                                     Time


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 IMPORTANT--PLEASE NOTE: A properly completed original stock order form must be used to subscribe for common shares. Faxes or copies of this form may not be accepted. Please read the Stock Ownership Guide and Stock Order Form Instructions as you complete this Form.

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
 (1) NUMBER OF SHARES   SUBSCRIPTION PRICE        (2) TOTAL PAYMENT DUE           (3) EMPLOYEE/OFFICER/DIRECTOR INFORMATION
 [_________________]      X $ 20.00 =             [$                ]             [_]  Check here if you are a director, officer or
                                                                                       employee of 1st State Bank or a member of
                                                                                       such person's immediate family.
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 (4) METHOD OF PAYMENT/CHECK                                                      (6) PURCHASER INFORMATION
 Enclosed is a check, bank draft or money order made payable to                   A.  [_] Eligible Accounts Holder -- Check here
 1st State Bancorp, Inc. in the amount of:   [$               ]                           if you were a depositor of at least $50.00
                                                                                          at 1st State Bank on December 31, 1994.
                                                                                          Enter information below for all deposit
                                                                                          accounts that you had at 1st State Bank on
                                                                                          December 31, 1994.

 ORDERS FOR COMMON STOCK IN THE SUBSCRIPTION OFFERING WHICH AGGREGATE             B.  [_] Supplemental Eligible Account Holder --
 $50,000 OR MORE MUST BE PAID BY OFFICIAL BANK OR CERTIFIED CHECK OR                      Check here if you were a depositor of at
 BY WITHDRAWAL AUTHORIZATION FROM A DEPOSIT ACCOUNT AT THE BANK. NO WIRE                  least $50.00 at 1st State Bank on
 TRANSFERS WILL BE ACCEPTED.                                                              but are not an Eligible Account
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                                                                                          Holder. Enter information below for all
 (5) METHOD OF PAYMENT/WITHDRAWAL                                                         deposit accounts that you had at 1st State
 The undersigned authorizes withdrawal from the following account(s) at 1st State         Bank on                .
 Bank Savings. There is no penalty for early  withdrawal for purposes of this
 payment.                                                                         C.  [_] Other Eligible Member -- Check here if you
                                                                                          were a depositor on        , or a borrower
  -------------------------------------------------------------------                     of 1st State Bank with loans outstanding
           Account Number(s)                  Withdrawal Amount(s)                        as of           , which continue to be
  -------------------------------------------------------------------                     outstanding as of           , but are not
                                        $                                                 an Eligible Account Holder or Supplemental
  -------------------------------------------------------------------                     Eligible Account Holder. Enter information
                                        $                                                 below for all deposit accounts that you
  -------------------------------------------------------------------                     had at 1st State Bank on            and/or
                                        $                                                 for all loans you had with 1st State Bank
  -------------------------------------------------------------------                     as of ,              which continue to be
                Total Withdrawal Amount $                                                 outstanding as of                     .
                                        -----------------------------

 In order to subscribe for shares through an individual retirement account ("IRA") at 1st State Bank, you must contact the Stock
 Information Center at  1st State Bank no later than ___________, 1999.
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  ACCOUNT INFORMATION
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  . These account numbers correspond to the preprinted account registration in the top left hand corner of this form.
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  . These may not be all of your qualifying accounts.
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  . You must list any account numbers from other stock order forms you have received in the mail and any other accounts that you have or have had ownership in, at 1st State Bank.
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  . If you do not list all of your accounts, you may not receive all of the shares that you are eligible for.
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      Account Title (Names on Accounts)                  Account Number(s)
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 (7) STOCK REGISTRATION/FORM OF STOCK OWNERSHIP
 [_] Individual                [_] Joint Tenants      [_] Tenants in Common     [_] Fiduciary (Under Agreement Dated ____, 19__)
 [_] Individual Retirement     [_] Corporation or     [_] Uniform Transfer to   [_] Other _____________________________________
     Account (IRA)                 Partnership            Minors Act
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 (8) NAME(S) IN WHICH SHARES ARE TO BE REGISTERED (PLEASE PRINT CLEARLY)       Social Security # or Tax ID
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 Name(s) continued                                                             Telephone (Daytime)
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 Street Address                               City                             State                        Zip Code
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    (9) NASD AFFILIATION                                                                       (10) ASSOCIATE--ACTING IN CONCERT
[_] Check here if you are a member of the National Association of Securities Dealers,      [_] Check here and complete the reverse
    Inc. ("NASD"), a person associated with an NASD member, a member of the immediate          side of this Form, if you or any
    family of any such person to whose support such person contributes, directly               associate (as defined on the reverse
    or indirectly, or the holder of an account in which an NASD member or person               side of this Form) or persons acting
    associated with an NASD member has a beneficial interest. To comply with conditions        in concert with you have submitted
    under which an exemption from the NASD's Interpretation With Respect to Free-Riding        other orders for shares in the
    and Withholding is available, you agree, if you have checked the NASD Affiliation box,     Subscription Offering and/or the
    (i) not to sell, transfer or hypothecate the stock for a period of 90 days following       Community Offering.
    issuance, and (ii) to report this subscription in writing to the applicable NASD member within one day of payment therefor.
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    (11) ACKNOWLEDGMENT
    To be effective, this fully completed Stock Order Form and Form of Certification must be actually received by 1st State Bank, no later than 12:00 noon, Eastern Time on ___________, 1999, unless extended; otherwise this Stock Order Form and all subscription rights will be void. Completed Stock Order Forms, together with the executed Form of Certification and the required payment or withdrawal authorization, may be delivered to 1st State Bank or may be mailed to the Post Office Box indicated on the enclosed business reply envelope. All rights exercisable hereunder are not transferable and shares purchased upon exercise of such rights must be purchased for the account of the person exercising such rights.
    It is understood that this Stock Order Form will be accepted in accordance with, and subject to, the terms and conditions of the
    Plan of Conversion ("Plan") of 1st State Bank described in the accompanying Prospectus. If the Plan is not approved by the members of 1st State Bank at a Special Meeting to be held on _________________, 1999, or any adjournment thereof, all orders will be cancelled and funds received as payment, with accrued interest, will be returned promptly.
    The undersigned agrees that after receipt by 1st State Bank this Stock Order Form may not be modified, withdrawn or cancelled without 1st State Bank consent, and if authorization to withdraw from deposit accounts at 1st State Bank has been given as payment for shares, the amount authorized for withdrawal shall not otherwise be available for withdrawal by the undersigned.
    Under penalty of perjury, I certify that the Social Security or Tax ID Number and the other information provided in this Stock
    Order Form are true, correct and complete, that I am not subject to back-up withholding, that I am purchasing only for my own account and that there is no agreement or understanding regarding the transfer of my subscription rights or the sale or transfer of these shares.
    Federal regulations prohibit any person from transferring or entering into any agreement directly or indirectly to transfer the legal or beneficial ownership of subscription rights, or the underlying securities to the account of another. 1st State Bank and
    1st State Bancorp, Inc. will pursue any and all legal and equitable remedies in the event they become aware of the transfer of subscription rights and will not honor orders known by them to involve such transfer. I acknowledge that the common shares offered are not savings or deposit accounts and are not insured by the Savings Association Insurance Fund, the Bank Insurance
    Fund, the Federal Deposit Insurance Corporation, or any other government agency, may lose value and are not guaranteed by 1st
    State Bancorp, Inc. I further acknowledge receipt of the Prospectus at least 48 hours prior to delivery of this Stock Order Form to 1st State Bank.

    A VALID STOCK ORDER FORM MUST BE SIGNED AND DATED TWICE: BELOW AND ON THE FORM OF CERTIFICATION ON THE REVERSE HEREOF.
    SIGNATURE                           DATE         SIGNATURE                     DATE         OFFICE USE
    ----------------------------------------         ----------------------------------                           -------------
                                                                                                                  Date Received
    ----------------------------------------         ----------------------------------         -------------     -------------
    A SIGNED FORM OF CERTIFICATION MUST ACCOMPANY ALL STOCK ORDER FORMS (SEE REVERSE SIDE)         Batch #            Order #
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

Account Title (Names on    Account       Account Title (Names on     Account
       Accounts)          Number(s)             Accounts)           Number(s)
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ITEM (11)--(CONTINUED)
List below all other orders       "Associate" is defined as (i) any corporation
submitted by you or your          or organization (other than 1st State Bank,
Associates (as defined) or by     1st State Bancorp, Inc. or a majority-owned
persons acting in concert with    subsidiary of 1st State Bank), of which such
you.                              person is an officer or partner or is,
--------------------------------  directly or indirectly, the beneficial owner
  Name(s) listed on  Number of    of 10% or more of any class of equity
  other Stock Order   Shares      securities, (ii) any trust or other estate in
        Forms         Ordered     which such person has a substantial beneficial
-------------------------------- interest or as to which such person serves as -------------------------------- a trustee or in a similar fiduciary capacity, -------------------------------- except that such term does not include any -------------------------------- tax-qualified employee stock benefit plan or -------------------------------- non-tax-qualified employee stock benefit plan in which such person has a substantial
                                  beneficial interest or serves as a trustee or in a substantial fiduciary capacity and for purposes of aggregating total shares that may be held by officers and directors such term does not include any tax-qualified employee stock benefit plan; and (iii) any relative or spouse of such person, or any relative of such spouse, who either has the same home as such person or who is a director or officer of 1st
                                  State Bank, 1st State Bancorp, Inc. or any subsidiaries thereof.

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  A VALID STOCK ORDER FORM MUST BE SIGNED AND DATED BELOW AND ON THE FRONT OF
                                  THIS FORM.

                             FORM OF CERTIFICATION

 I/WE ACKNOWLEDGE THAT THE COMMON SHARES OF 1ST STATE BANCORP, INC.
 ARE NOT DEPOSIT OR SAVINGS ACCOUNTS AND ARE NOT FEDERALLY INSURED, AND ARE NOT GUARANTEED BY 1ST STATE BANK OR BY THE FEDERAL GOVERNMENT. THE ENTIRE AMOUNT OF AN INVESTOR'S PRINCIPAL IS SUBJECT TO LOSS.

 If anyone asserts that the common shares are federally insured or guaranteed, or are as safe as an insured deposit, I should call the Federal Deposit Insurance Corporation, Regional Director, Lawrence C. Morgan (404) 817-1300.


 I/We further certify that, before purchasing the common shares, par value of $0.01 per share, of 1st State Bancorp, Inc., proposed holding company for 1st State Bank, I/we received a Prospectus dated __________, 1999 (the "Prospectus"), which contains disclosure concerning the nature of the common shares being offered and describes the following risks involved in the investment under the heading "RISK FACTORS" beginning on page 1 of the Prospectus.

     1.  Risks Related to Commercial and Consumer Lending............................................... (page 1)
     2.  Potentially Adverse Impact of Interest Rates................................................... (page 1)
     3.  Anticipated Low Return on Equity Following Conversion.......................................... (page 1)
     4.  Uncertainty as to Existence of Growth Opportunities............................................ (page 2)
     5.  The Expense and Dilutive Effect of the Contribution of Shares to the Charitable Foundation..... (page 2)
     6.  Dependence on Market Area...................................................................... (page 2)
     7.  Strong Competition Within Our Market Area...................................................... (page 2)
     8.  Anti-Takeover Provisions and Statutory Provisions That Could Discourage Hostile
          Acquisitions of Control....................................................................... (page 2)
     9.  Possible Voting Control by Directors and Officers.............................................. (page 3)
     10. Potential Cost of Future Employee Stock Benefit Plans.......................................... (page 3)
     11. Possible Dilutive Effect of Employee Stock Benefit Plans....................................... (page 3)
     12. Valuation Not Indicative of Future Price of Common Stock....................................... (page 3)
     13. Possible Adverse Tax Consequences of the Subscription Rights................................... (page 4)
     14. Recent Stock Market Volatility................................................................. (page 4)
     15. No Opinion or Recommendation by Sales Agent; Best Efforts Offering............................. (page 4)
     16. Impact of Technological Advances; Year 2000 Compliance......................................... (page 4)
     17. Effect of Regulatory Changes on Operations..................................................... (page 5)
     18. Risks of Loss of Principal..................................................................... (page 5)

 Signature                    Date       Signature                    Date
 ------------------------------------    -----------------------------------

 ------------------------------------    -----------------------------------
 Name (Please Print)                     Name (Please Print)
 ------------------------------------    -----------------------------------

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

                            1ST STATE BANCORP, INC.
                         STOCK ORDER FORM INSTRUCTIONS
===============================================================================

ITEM 1--
 . Fill in the number of shares that you wish to purchase.
 . The minimum order is 25 shares. The maximum order by (i) any person or entity or (ii) persons or entities exercising rights through a single account, is 50,000 shares. In addition, no person or entity, or group of persons acting in concert, together with any Associates (as defined in the Prospectus), may subscribe for more than 1% of the common shares sold in the Offering.
 . 1st State Bancorp, Inc. and 1st State Bank have the right to reject the order of any subscriber who (i) submits false or misleading information on a Stock Order Form or otherwise, (ii) attempts to purchase shares in violation of the Plan or applicable law or (iii) fails to cooperate with attempts to verify information with respect to purchase rights.
ITEM 2--
 . Multiply the shares ordered by $20 per share.
ITEM 3--
 . Check the box if you are a director, officer or employee of 1st State Bank or are a member of such person's immediate family.
ITEM 4--
 . You can pay for shares in cash (if delivered by you) or by check, bank draft or money order made payable to 1st State Bancorp, Inc. Checks for more than $50,000 must be paid by official bank or certified check.
 . Funds earn interest at the current 1st State Bank passbook rate until the
  Offering is completed or terminated.
 . Do not mail cash to purchase stock.
 . Wire transfers will not be accepted as payment.
 . Orders for common stock in the Subscription Offering which aggregate $50,000 or more must be paid by official bank or certified check or by withdrawal authorization from a deposit account at the Bank. No wire transfers will be accepted.
ITEM 5--
 . If you plan to pay for your order by a withdrawal from a 1st State Bank deposit account, list the account number(s) and the amount of withdrawal for each account.
 . Your order will be replaced if, on the date your order is received, the accounts designated do not contain sufficient funds to complete your purchase.
 . There is no penalty for early withdrawals to pay for stock purchases.
 . In order to use your 1st State Bank IRA to order stock, you must call the Stock Information Center before __________, 1999 and complete all required paperwork.
ITEM 6--
 . Please check the appropriate box to tell us when you were a depositor of at least $50.00 at 1st State Bank.
 . The preprinted account numbers correspond to the preprinted name and address at the top of the order form.
 . These may not be all of your qualifying accounts.
 . You must make sure that every account you have ownership in or have had at
  1st State Bank is listed.
 . If you do not list all of your accounts, you may not receive all of the shares you are eligible for.
ITEM 7--
 . Please consult the Stock Ownership Guide below for help with these sections.
ITEM 8--
 . The name and address for the stock registration should be the same as the name and address in the preprinted section at the top of your stock order form.
ITEM 9--
 . Please check the box if you are a member of the NASD or if this item otherwise applies to you.
ITEM 10--
 . Please check this box if any of your Associates or persons acting in concert with you (as defined on the back of the stock order form) have submitted other orders for shares.
ITEM 11--
 . Please sign and date the Stock Order Form where indicated.
 . Review the Stock Order Form carefully, including the Acknowledgment, before you sign.
 . An additional signature is required only when payment is authorized from a deposit account that requires multiple signatures to withdraw funds.
 . If you have any remaining questions, or for assistance in completing your Stock Order Form, please call the Stock Information Center at (336) _______.

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                             STOCK OWNERSHIP GUIDE
==============================================================================

If you decide to subscribe for common shares, you will need to register your common shares in one of the following ways. Please consult this guide when completing items 7 and 8 of your Stock Order Form.

INDIVIDUAL
 . Include the first name, middle initial and last name of the shareholder.
 . Avoid the use of two initials.
 . Omit titles such as "Mr." "Mrs." or "Dr."
JOINT TENANTS
 . Joint Tenant can be used to identify two or more owners.
 . When stock is held by joint tenants, ownership passes automatically to the surviving joint tenant (s) upon the death of any joint tenant.
 . All parties must agree to the transfer or sale of shares held by joint tenants.
 . In order to subscribe as joint tenants, all tenants must appear together on an eligible joint tenant account at 1st State Bank.
TENANTS IN COMMON
 . Tenants in common may be used to identify two or more owners.
 . When stock is held by tenants in common, upon the death of one co-tenant, ownership of the stock is held by the surviving co-tenant(s) and by the heirs of the deceased co-tenant.
 . All parties must agree to the transfer or sale of shares held by tenants in common.
 . In order to subscribe as tenants in common, all tenants must appear together on an eligible tenants in common account at 1st State Bank.

UNIFORM TRANSFER TO MINORS
 . Shares may be held in the name of a custodian for a minor under the Uniform
   Transfer to Minors Acts of each state.
 . There may be only one custodian and one minor designated on a stock certificate.
 . Example, shares held by John Doe as custodian for Susan Doe under the Virginia Uniform Transfer to Minors Act will be abbreviated: John Doe, CUST Susan Doe UTMA, VA.
 . Use the minor's social security number.
FIDUCIARIES
Information provided with respect to shares to be held in a fiduciary capacity must contain the following:
 . The name(s) of the fiduciary. If an individual, list the first name, middle initial and last name. If a corporation, list the full corporate title. If an individual and a corporation, list the corporation before the individual.
 . The fiduciary capacity, such as administrator, executor, trustee, committee, etc.
 . The date of the document governing the relationship.
 . The name of the maker, donor or testator and the name of the beneficiary.
 . An example of fiduciary ownership in the case of a trust is:
   John Doe, Trustee Under Agreement Dated 10-1-87 for Susan Doe.
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